UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ENVISION HEALTHCARE CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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Executive Compensation Overview June 2018

Options. Upon completion of the sale to KKR, each option will be converted into the right to receive an amount in cash equal to $46.00 multiplied by the number of shares covered by the option, less the applicable exercise price and any withholding taxes. Example: An individual holding an option to purchase 1,000 shares with an exercise price of $10/share will receive $36,000, less withholding taxes. Restricted Stock. Upon completion of the sale to KKR, each restricted stock award will be converted into the right to receive an amount in cash equal to $46.00 per share covered by the award. Example: An individual holding a restricted stock award covering 1,000 shares will receive $46,000, less withholding taxes. Restricted Stock Units (RSUs). Upon completion of the sale to KKR, each RSU award will be converted into the right to receive an amount in cash equal to $46.00 multiplied by the number of shares covered by the RSU award, plus any accrued but unpaid dividend equivalents, less withholding taxes. Example: An individual holding a RSU award covering 1,000 shares, with $250 of accrued but unpaid dividend equivalents, will receive $46,250, less withholding taxes. Options, Restricted Stock, and RSUs

PSUs Upon completion of the sale to KKR, each PSU award will be converted into a cash award having an aggregate value equal to $46.00 multiplied by the number of shares covered by the PSU award (assuming target performance). The performance conditions will no longer apply. This amount will generally be payable in a single lump sum at the end of the applicable three-year performance period, subject to the holder’s continued service through such date. Other than performance-based conditions (which will no longer apply), the cash award will have the same terms and conditions as the corresponding PSU award. If, prior to the vesting date, an individual’s employment is terminated without “cause” or the individual resigns with “good reason,” then any unvested portion of the cash award will vest and become payable. Example: An individual holding a PSU award covering 1,000 shares (assuming target performance) that would otherwise vest and settle on February 15, 2020 will receive a $46,000 cash award, which will vest on February 15, 2020, subject to continued employment through such date.

2018 Annual Bonus Annual bonuses for 2018 will generally be paid in the ordinary course of business based on actual performance. If a bonus-eligible employee experiences a severance-qualifying termination of employment prior to payment of 2018 bonuses, the employee will receive a prorated annual bonus (calculated based on actual performance) for the portion of 2018 elapsed through such termination of employment. Example: If an employee otherwise entitled to a 2018 annual bonus of $120,000 (calculated based on actual performance) experiences a severance-qualifying termination on November 30, 2018, then the employee will receive prorated bonus for 2018 of $110,000 at the time bonuses are paid to employees of the Company generally.

Supplemental retirement savings plan Company Contributions. Upon consummation of the merger, any unvested Company contributions will become fully vested under the Envision Supplemental Executive and Retirement Savings Plan. Distributions. Outstanding balances under the plan will be distributed to plan participants in accordance with the deferral election made by the participant.

Additional Information and Where to Find It This communication relates to the proposed merger transaction involving the Company. In connection with the proposed merger, the Company will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s proxy statement on Schedule 14A and accompanying definitive WHITE proxy card (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed merger. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, http://www.sec.gov, and the Company’s website, www.evhc.net.

Participants in the Solicitation The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Company common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 1, 2018, as amended by the Company’s Annual Report on Form 10-K/A filed with the SEC on April 30, 2018. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction.

Forward-Looking Statements Certain statements and information in this communication may be deemed to be “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Forward-looking statements may include, but are not limited to, statements relating to the proposed transaction, the Company’s financial and operating objectives, plans and strategies, industry trends, and all statements (other than statements of historical fact) that address activities, events or developments that the Company intends, expects, projects, believes or anticipates will or may occur in the future. These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions, and are based on assumptions and assessments made by the Company’s management in light of their experience and their perception of historical trends, current conditions, expected future developments, and other factors they believe to be appropriate. Any forward-looking statements in this communication are made as of the date hereof, and the Company undertakes no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward-looking statements are not guarantees of future performance. Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties, including: (i) risks and uncertainties discussed in the reports and other documents that the Company files with the SEC; (ii) risks related to the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (iii) the failure to obtain Company stockholder approval of the transaction or required regulatory approvals or the failure to satisfy any of the other conditions to the completion of the transaction; (iv) the effect of the announcement of the transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers, partners and others with whom it does business, or on its operating results and businesses generally; (v) risks associated with the disruption of management’s attention from ongoing business operations due to the transaction; (vi) the ability to meet expectations regarding the timing and completion of the transaction; (vii) general economic, market, or business conditions; (viii) the impact of legislative or regulatory changes, such as changes to the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act of 2010; (ix) changes in governmental reimbursement programs; (x) decreases in revenue and profit margin under fee-for-service contracts due to changes in volume, payor mix and reimbursement rates; (xi) the loss of existing contracts; and (xii) other circumstances beyond the Company’s control.